UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05299

T. Rowe Price Science & Technology Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Item 1. Report to Shareholders

Science & Technology Fund	December 31, 2013

The views and opinions in this report were current as of December 31, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Equities continued into the fifth year of their bull market rally in 2013, with many stock markets around the world reaching new all-time highs. Technology stocks enjoyed strong gains driven by investors’ rising expectations for economic activity and corporate earnings. We are happy to report that our fund fully participated in the rally and fared even better than its benchmark.

Your fund returned 43.70% for the year ended December 31, 2013, outperforming its Lipper peer group index and the broad unmanaged S&P 500 Index. (Returns for the Advisor Class shares were slightly lower, reflecting its different cost structure). Our performance benefited from favorable stock selection, particularly in media, inclusive of Internet stocks, which posted exceptional gains in the second half.

MARKET ENVIRONMENT

U.S. stocks rallied throughout most of 2013, with only modest setbacks in the summer and fall. Several factors drove the market’s advance. Corporate profits continued to expand, if at a much slower pace than stock prices. The Federal Reserve also kept interest rates very low, heightening the relative appeal of equities and bolstering corporate earnings growth. While the first hints that policymakers might allow longer-term rates to rise by tapering purchases of long-term assets caused a pullback in the summer, the central bank’s decision in December to soon begin reducing purchases was met with a market rally. Positive economic signals provided a particular boost to the market late in the year, as it appeared that the labor market and housing had regained some momentum after flagging a bit in the middle of the year. Investors were also encouraged by a year-end bipartisan budget deal in the U.S., which promised to reduce some of the fiscal headwinds, in the form of federal spending cuts and tax increases that have restrained the recovery.

Within the major segments of the Lipper Science & Technology Funds Index, media shares were particularly strong, followed by semiconductor stocks. Software shares lagged a bit, while hardware and telecommunication equipment firms trailed by a more significant amount.

PORTFOLIO REVIEW

Many technology stocks soared in 2013 as economic activity exceeded stock market expectations, corporate earnings were generally favorable, and investors took an optimistic view of economic and technology growth prospects. The Internet, empowered by the couple of billion mobile devices used to access it, proved itself more than ever to be a singular technology platform upon which great value is delivered to users and massive businesses are being built. Google and Amazon.com, in particular, put their stamp on 2013 as they expanded their dominant online positions in advertising and commerce, respectively—and Amazon’s cloud computing business continued its rapid growth. Facebook’s outstanding growth and Twitter’s much-anticipated initial public offering (IPO) heralded the enormous online advertising opportunity that is at the nexus of social networking and mobile devices. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The fund remains diversified across the principal segments of science and technology. At the end of 2013, media accounted for 21% of the portfolio, software was 20%, and semiconductors was 19%. Other major components included telecommunication equipment at 11% and hardware at 9%. For the second half of the year, media was our biggest gainer, while semiconductors was our weakest performer.

Twitter’s IPO was a standout event of the year’s second half. The social networking phenomenon is growing rapidly and showing signs it can leverage its large and increasing user base and unique data to become an online advertising powerhouse. The stock’s dramatic rise following its IPO greatly benefited your fund given our investment in the company more than four years ago.

Chinese online search leader Baidu was our biggest contributor in the second half, after being our largest detractor in both the first half of 2013 and the second half of 2012. We’ve previously written about Baidu’s potential to follow in the footsteps of Google’s rapid growth trajectory in the last decade. The stock had, however, seen pronounced weakness as investors reacted negatively to contraction in margins that resulted from accelerated investments in expanding into the mobile arena. We added to our position given our confidence in the business prospects and were rewarded by Baidu rallying nearly 90% in the second half. We cut back the position on this rally but it remains a large holding given a valuation that is still appealing in light of its outstanding growth prospects.

Autodesk, the longstanding leader in computer-aided design software, was a top contributor in the second half. Autodesk benefited from improved quarterly results, a somewhat brighter economic outlook—particularly for its key end markets, construction, and manufacturing—and from investor enthusiasm for its announcement that it would adjust its business model to obtain more recurring revenue. While this transition will hurt earnings in the next few years by serving to defer some profits into subsequent years, we believe that longer term it will enable Autodesk to garner more users, increase the value of its existing customers, and facilitate its long-term technology transition to cloud-based software.

Red Hat, the leading provider of Linux and other open source software, was one of our largest purchases of the year. As discussed in past letters, we’ve long been believers in Red Hat’s competitive advantage and its ability to continue gaining share of the infrastructure software market via its unique open source model. As such, we made it a top position on stock price weakness related to investor concerns around a few quarters of slower growth. The stock surged in December on the strength of better-than-expected growth, but we believe it still offers opportunity.

We added as well as eliminated many positions in the second half. Strong appreciation left limited upside potential in several of our holdings, and we increased our focus on finding more attractive opportunities.

Facebook was one of many Internet stocks that enjoyed large appreciation in the second half. The stock more than doubled on outstanding financial performance driven by dramatic improvements in its advertising offerings, and thus revenue, for smart phones and tablet computers. We remain fans of the company and its growth prospects but exited the position as further substantial appreciation seemed increasingly difficult from higher levels.

Mellanox Technologies, a maker of network connectivity solutions, was a new position and was a negative contributor to the portfolio. After an outstanding 2012, Mellanox saw sharp earnings declines as a result of weak spending in its largest market, high performance computing, and slower-than-expected uptake of Infiniband connectivity technologies, of which it is the dominant provider. We’re optimistic that Mellanox is primed for stronger performance this year driven by better sales in high performance computing, the introduction of a new generation of Intel’s computer chips—which was a big growth driver in 2012—and the growing need in new high-tech data centers for the computing and connectivity speeds its Infiniband technologies enable.

Semiconductor provider Altera was a poor performer following our initiation of a position early in the year. We underestimated the company’s near-term earnings challenges, particularly from delayed spending on the build-out of advanced wireless networks in China. Nevertheless, we’re very confident Altera will generate attractive growth and cash flows long term due to its stable duopolistic market position in programmable logic devices for a wide variety of markets. We took advantage of the stock’s weakness to build it into a top position.

We initiated a position in ARM Holdings, the UK-headquartered provider of semiconductor designs that are a fast-growing alternative to Intel’s and other vendor-specific designs. ARM-based chips from semiconductor providers such as Qualcomm, NVIDIA, and Broadcom have become ubiquitous in smart phones as their power efficiency offers leading battery life, which is an important consideration for device makers and consumers. While ARM trades at a high valuation, we believe this is merited as the company has many years of attractive growth ahead from continued growth in smart phones and increasing opportunities in other devices and systems, such as servers and networking equipment.

Another new position was Tesla Motors, the California-based maker of electric vehicles. We bought the stock following its sharp sell-off related to safety concerns around its flagship car, the Model S. Our view is that the car’s safety track record and its design innovations suggest a favorable safety profile that will more likely be a reason for people to buy the cars than avoid them. Tesla wouldn’t typically be thought of as a technology company but technology and innovation are at the heart of its success. I’m particularly focused on finding more of this type of opportunity going forward.

STRATEGY REVIEW AND OUTLOOK

The end of 2013 marked five years of my management of your fund. It has been an extraordinary period for investors, particularly in technology stocks. The U.S. stock market and many international markets have more than doubled, and your fund has nearly tripled. Technology innovation and adoption has been rapid, perhaps best evidenced by smart phones, which had then only recently been invented and are now in the hands of more than a billion people—while hundreds of millions use tablet computers. Extraordinary technology businesses have been built and become large-cap public companies with stunning speed—Facebook, LinkedIn, and Twitter, to name a few. Apple has ridden an unprecedented wave of success with its iPhone and iPad to become the most valuable company in the world. Amazon has accelerated its expansion from its online bookstore beginnings to become a preferred shopping destination for tens of millions of consumers, while at the same time building an emerging power in cloud computing. Google reaped the extraordinary rewards of its online search dominance, and Baidu has followed a strikingly similar playbook in becoming “the Google of China.”

Our focus remains on identifying attractively valued stocks across sectors, market caps, and growth rates—predominantly in technology and related industries. In 2013, a wide variety of companies contributed to our favorable results with our top contributors including three stocks that would typically be considered “value” stocks—Microsoft, Dell, and Autodesk—and three that would be considered “growth” stocks—Baidu, Facebook, and ServiceNow. At this point, with stocks having appreciated dramatically, we’re not finding as many that we consider to be great opportunities, so the fund holds somewhat more cash than usual. That being said, I’m particularly optimistic about several of our larger holdings, including Google, Red Hat, and networking giant Cisco Systems and some smaller, high-potential positions, such as consumer services reviews website Angie’s List and 3-D film technology leader RealD.

After a difficult 2012, your fund performed well in 2013 in what was a very positive year for stocks. We continue to emphasize deeply understanding industry trends and predicting what types of products and services, as well as which purveyors of these, will garner spending from individuals and businesses. Combined with our in-depth analysis of individual companies and our rigorous stock valuation framework, we believe we remain well positioned to identify attractive stocks.

In my management of your fund, I continue to benefit immensely from the research, insights, and perspective of the firm’s portfolio managers and analysts. I am particularly aided by the talented group that composes our technology team, and I wish to thank them for their outstanding contributions to the fund these past five years. I look forward to updating you again in six months.

Respectfully submitted,

Kennard W. Allen
President of the fund and Chairman of its Investment Advisory Committee

January 23, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Lipper Science & Technology Funds Index: An index of science and technology mutual fund performance returns for specified periods as tracked by Lipper Inc.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its reported earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

S&P 500 Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total return basis.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/13
Google	5.8%
Red Hat	4.2
Twitter	4.1
Cisco Systems	3.6
Microsoft	3.5
Autodesk	3.4
Qualcomm	3.2
Baidu	2.9
Dell	2.8
Amazon.com	2.7
Altera	2.6
ON Semiconductor	2.0
Citrix Systems	2.0
Apple	1.9
Taiwan Semiconductor Manufacturing	1.9
Applied Materials	1.9
Mellanox Technologies	1.8
NXP Semiconductors	1.7
Equinix	1.7
VeriSign	1.6
Avago Technologies	1.6
Check Point Software Technologies	1.6
Priceline.com	1.5
IPG Photonics	1.4
ARM Holdings	1.4
Total	62.8%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 88.7%		
BUSINESS SERVICES 0.9%		
Miscellaneous Business Services 0.9%		
Ctrip.com International, ADR (1)	596,300	29,588
Total Business Services		29,588
ENERGY 0.7%		
Energy Related 0.7%		
First Solar (1)	330,021	18,032
STR Holdings (1)(2)	2,958,300	4,645
Total Energy		22,677
HARDWARE 9.1%		
Consumer Electronics 2.7%		
Apple	117,400	65,874
RealD (1)(2)	3,310,900	28,275
		94,149
Enterprise Hardware 6.4%		
Agilent Technologies	414,200	23,688
Dell	7,045,780	96,879
IPG Photonics (1)	628,600	48,786
National Instruments	486,100	15,565
Western Digital	390,500	32,763
		217,681
Total Hardware		311,830
HEALTH CARE 1.7%		
Healthcare Services 1.0%		
Hospira (1)	843,400	34,816
Veeva Systems, Class A (1)	43,100	1,383
		36,199

Medical Devices 0.7%		
Stryker	313,900	23,587
		23,587
Total Health Care		59,786
IT SERVICES 3.3%		
IT Services 3.3%		
Accenture, Class A	503,200	41,373
Atos (EUR)	150,139	13,589
Equinix (1)	327,100	58,044
Total IT Services		113,006
MEDIA 20.6%		
Internet E-Commerce 4.7%		
Amazon.com (1)	232,600	92,758
Angie's List (1)	787,712	11,934
GrubHub Seamless, Acquisition Date: 8/13/13 Acquisition Cost $2,578 (1)(3)(4)	301,953	2,578
priceline.com (1)	44,200	51,378
zulily (1)	69,200	2,867
		161,515
Internet Media 15.0%		
Baidu, ADR (1)	559,900	99,595
Google, Class A (1)	177,200	198,590
LinkedIn (1)	132,500	28,730
NAVER (KRW) (1)	19,181	13,159
Sina (1)	437,800	36,885
Twitter (1)	99,800	6,352
Twitter, Acquisition Date: 9/24/09 Acquisition Cost $5,882 (1)(3)	2,208,000	133,512

Youku.com, Class A, Acquisition Date: 9/15/10 — 6/14/11 Acquisition Cost $— (1)(3)	10	—
		516,823
Media & Entertainment 0.9%		
Twenty-First Century, Class A	846,900	29,794
		29,794
Total Media		708,132
MISCELLANEOUS 0.5%		
Miscellaneous 0.5%		
Tesla Motors (1)	106,800	16,061
Total Miscellaneous		16,061
SEMICONDUCTORS 19.1%		
Analog Semiconductors 6.3%		
Avago Technologies	1,033,500	54,662
Intersil Holding, Class A	514,200	5,898
NXP Semiconductors (1)	1,268,406	58,258
ON Semiconductor (1)	8,424,239	69,416
Semtech (1)	1,112,600	28,126
		216,360
Digital Semiconductors 11.0%		
Altera	2,690,300	87,515
ARM Holdings, ADR	891,000	48,773
Atmel (1)	5,656,300	44,289
Broadcom, Class A	703,800	20,868
Infineon Technologies (EUR)	2,650,366	28,294
Marvell Technology Group	1,288,100	18,523
Mellanox Technologies (1)	1,587,727	63,461
Taiwan Semiconductor Manufacturing (TWD)	18,188,000	64,383
		376,106

Semiconductor Capital Equipment 1.8%		
Applied Materials	3,598,700	63,661
		63,661
Total Semiconductors		656,127
SOFTWARE 19.9%		
Applications Software 0.2%		
RealNetworks (1)	919,387	6,941
		6,941
Consumer Software 0.6%		
Electronic Arts (1)	362,300	8,311
Nintendo (JPY)	73,300	9,802
		18,113
Enterprise Software 0.7%		
iRobot (1)	705,300	24,523
		24,523
Infrastructure Software 10.7%		
Citrix Systems (1)	1,069,100	67,621
Microsoft	3,224,600	120,697
Oracle	921,000	35,237
Red Hat (1)	2,564,535	143,716
		367,271
Systems Software 4.3%		
Check Point Software Technologies (1)	827,700	53,403
FireEye (1)	38,100	1,662
ServiceNow (1)	682,500	38,227
VeriSign (1)	917,400	54,842
		148,134

Technical Software 3.4%		
Autodesk (1)	2,314,579	116,493
		116,493
Total Software		681,475
TECHNOLOGY 0.0%		
Software & Services 0.0%		
Dropbox, Acquisition Date: 5/1/12 Acquisition Cost $1,031 (1)(3)(4)	113,932	1,114
Total Technology		1,114
TELECOM EQUIPMENT 11.1%		
Wireless Equipment 4.5%		
Qualcomm	1,492,900	110,848
Trimble Navigation (1)	1,247,600	43,291
		154,139
Wireline Equipment 6.6%		
Aruba Networks (1)	2,570,539	46,013
Cisco Systems	5,487,500	123,194
F5 Networks (1)	233,300	21,198
JDS Uniphase (1)	1,707,000	22,157
Juniper Networks (1)	618,755	13,965
		226,527
Total Telecom Equipment		380,666
TELECOM SERVICES 1.8%		
Long Distance/Data 1.2%		
Akamai Technologies (1)	859,600	40,556
		40,556

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2013. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/13	Value 12/31/12
RealD	$ 6,794	$ 6,138	$ —	$ 28,275	$ 30,202
RealNetworks	—	9,144	—	*	14,820
STR Holdings	—	—	—	4,645	7,455
T. Rowe Price Government Reserve Investment Fund, 0.04%	¤	¤	119	368,581	223,985
T. Rowe Price Short-Term Reserve Fund, 0.02%	¤	¤	—^	—	—
Totals			$ 119	$ 401,501	$ 276,462

* On the date indicated, issuer was held but not considered an affiliated company.
¤ Purchase and sale information not shown for cash management funds.
^ Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 3.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 450,751
Dividend income	119
Interest income	—
Investment income	$ 119
Realized gain (loss) on securities	$ (2,971)
Capital gain distributions from mutual funds	$ —

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $2,717,830)	$	3,431,587
Receivable for investment securities sold		10,014
Receivable for shares sold		2,242
Dividends receivable		245
Other assets		172
Total assets		3,444,260
Liabilities		
Payable for shares redeemed		8,973
Investment management fees payable		1,809
Payable for investment securities purchased		1,714
Due to affiliates		717
Other liabilities		418
Total liabilities		13,631
NET ASSETS	$	3,430,629
Net Assets Consist of:		
Accumulated undistributed net realized loss	$	(7,932)
Net unrealized gain		713,722
Paid-in capital applicable to 87,863,671 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares authorized		2,724,839
NET ASSETS	$	3,430,629
NET ASSET VALUE PER SHARE		
Investor Class		
($2,927,327,101 / 74,868,758 shares outstanding)	$	39.10
Advisor Class		
($503,302,237 / 12,994,913 shares outstanding)	$	38.73

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

		Year Ended 12/31/13
Investment Income (Loss)		
Income		
Dividend		$ 21,626
Securities lending		233
Total income		21,859
Expenses		
Investment management		18,353
Shareholder servicing		
Investor Class	$ 4,797	
Advisor Class	498	5,295
Rule 12b-1 fees		
Advisor Class		913
Prospectus and shareholder reports		
Investor Class	138	
Advisor Class	1	139
Custody and accounting		210
Registration		68
Legal and audit		35
Directors		15
Proxy and annual meeting		120
Miscellaneous		86
Total expenses		25,234
Net investment loss		(3,375)
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		157,252
Foreign currency transactions		(164)
Net realized gain		157,088
Change in net unrealized gain / loss		
Securities		896,687
Other assets and liabilities denominated in foreign currencies		(11)
Change in net unrealized gain / loss		896,676
Net realized and unrealized gain / loss		1,053,764
INCREASE IN NET ASSETS FROM OPERATIONS		$ 1,050,389

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Science & Technology Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation. The fund has two classes of shares: the Science & Technology Fund original share class, referred to in this report as the Investor Class, offered since September 30, 1987, and the Science & Technology Fund–Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $125,000 for the year ended December 31, 2013. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Guidance On January 1, 2013, the fund adopted new accounting guidance, issued by the Financial Accounting Standards Board, that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued, and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2013:

During the year ended December 31, 2013, financial instruments with a value of $71,374,000 at the beginning of the period were transferred from Level 1 to Level 2 because quoted prices in an active market for identical financial instruments were no longer available but other observable inputs were available.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2013. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2013, totaled $7,120,000 for the year ended December 31, 2013. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the year, transfers out of Level 3 were because observable market data became available for the security.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. It receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2013, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,868,786,000 and $2,192,826,000, respectively, for the year ended December 31, 2013.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to the offset of the current net operating loss against realized gains. For the year ended December 31, 2013, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

There were no distributions in the years ended December 31, 2013 and December 31, 2012. At December 31, 2013, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. During the year ended December 31, 2013, the fund utilized $149,725,000 of capital loss carryforwards. The fund’s available capital loss carryforwards as of December 31, 2013, all expire in fiscal 2017. Further, $2,931,000 of the fund’s available capital loss carryforwards acquired through tax-free reorganizations may be subject to certain limitations on amount or timing of use.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2013, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2013, expenses incurred pursuant to these service agreements were $135,000 for Price Associates; $2,215,000 for T. Rowe Price Services, Inc.; and $1,180,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2013, the fund was charged $52,000 for shareholder servicing costs related to the college savings plans, of which $33,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2013, approximately 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2013, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 637,630 shares of the Investor Class, representing 1% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Science & Technology Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Science & Technology Fund, Inc. (the “Fund”) at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 14, 2014

Tax Information (Unaudited) for the Tax Year Ended 12/31/13

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $3,651,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $3,651,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
[157]	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director and Member of the Advisory Board, Deutsche
2001	Bank North America (2004 to present); Director, Under Armour
[157]	(2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1994
[157]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial Realty
(1951)	Trust, owner and operator of industrial properties (2009 to present);
2013	Chairman of the Board (2005 to present), Interim Chief Executive
[157]	Officer (2007), and Director (1999 to present), Starwood Hotels &
Resorts, a hotel and leisure company; Senior Advisor, Kohlberg,
Kravis, Roberts & Co. LP, a global investment firm (2008 to 2009);
Trustee, Starwood Lodging Trust, a real estate investment trust and former subsidiary of Starwood (1995 to 2006)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies (1997
(1952)	to present); Chairman of Compensation Committee and Director,
2012	Syniverse Holdings, Inc. (2008 to 2011); Executive Vice President
[157]	and General Counsel, Scripps Networks, LLC (1997 to 2009)

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[157]	Group (2004 to present); Director, Norfolk Southern (2008 to present); Director, Fannie Mae (2006 to 2008)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives (2004 to 2010)
2013
[157]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC
2012	(2011 to present); Member, National Academy of Education (2010
[157]	to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (1998 to 2009 and 2011 to
present); Member, President’s Council of Economic Advisors
(2009 to 2011); Member, The MacArthur Foundation Network on
the Transition to Adulthood and Public Policy (2000 to 2008);
Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008 and
2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[157]	General Growth Properties, Inc. (2010 to present); Director, BXMT
(formerly Capital Trust, Inc.), a real estate investment company
(2012 to present); Director and Chairman of the Board, Brixmor
Property Group, Inc. (2013 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[157]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[157]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
and Director, T. Rowe Price International; Chairman of the Board,
Chief Executive Officer, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2013	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[105]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Science & Technology Fund	Principal Occupation(s)

Kennard W. Allen (1977)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Paul D. Greene II (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Rhett K. Hunter (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Shalin Mody (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly student, University of
Chicago, Booth School of Business (to 2009)

Tobias F. Mueller (1980)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly intern,
T. Rowe Price (to 2011); Investment Analyst,
Noric Mexxanine UK Limited and Consultant,
Victoria Capital Advisors LLC (to 2009)

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Adam Poussard (1984)	Employee, T. Rowe Price; Assistant Vice
Vice President	President–Equity Research, Healthcare
Distribution & Technology, Barclays Capital
(to 2010)

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Michael F. Sola, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Joshua K. Spencer, CFA (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Thomas H. Watson (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Justin P. White (1981)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alison Mei Ling Yip (1966)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,691,000 and $1,802,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Science & Technology Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 14, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 14, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 14, 2014